SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
         ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 Date of Report
                  (Date of earliest event reported):

                                February 25, 2000
           ----------------------------------------------------

                             THERMOTREX CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                              1-10791                  52-1711436
(State or other jurisdiction of    (Commission              (I.R.S. Employer
incorporation or organization)     File Number)           Identification Number)


10455 Pacific Center Court
San Diego, California                                         92121-4339
(Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number including area code: (781) 622-1000

                                                                      FORM 8-K

                             THERMOTREX CORPORATION

Item 2.  Disposition of Assets

      On February 11, 2000, ThermoTrex Corporation (the Company) sold all of the stock of its Trex Communications Corporation subsidiary (TCC) to MCK Communications Statutory Trust for $48.7 million in cash, subject to a post-closing adjustment based upon a determination of the net book value of TCC at the date of sale. The sales price was determined by the Company and MCK Communications in arms-length negotiations. TCC is in the business of designing, developing, manufacturing, producing, marketing, and selling range telemetry systems and satellite and antennae ground stations. TCC owns all of the shares of LNR TrexCom Inc., EMP TrexCom Inc., and TrexCom (Asia) PTE Ltd.

                                                                      FORM 8-K

                             THERMOTREX CORPORATION
Item 7. Financial Statements, Pro Forma Condensed Financial Information and Exhibits

(a)   Financial Statements

      Not applicable.

(b)   Pro Forma Condensed Financial Statements

      The following unaudited pro forma condensed statements of operations set forth the results of operations for the fiscal year ended October 2, 1999, and the three months ended January 1, 2000, as if the disposition by the Company of TCC had occurred at the beginning of fiscal 1999. The unaudited pro forma condensed balance sheet sets forth the financial position as of January 1, 2000, as if the disposition had occurred as of that date.

      The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the sale of TCC been consummated at the beginning of fiscal 1999. These statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K for the fiscal year ended October 2, 1999, and its Quarterly Report on Form 10-Q for the three months ended January 1, 2000.

      In January 2000, the Company's parent, Thermo Electron Corporation, announced a reorganization plan under which it intends to sell certain businesses, including the Company's Trex Medical Corporation subsidiary. As a result of the decision to sell Trex Medical, the results of this business were presented as discontinued operations in the financial statements included in the Company's Form 10-Q for the quarter ended January 1, 2000. The accompanying pro forma statement of operations for the fiscal year ended October 2, 1999, presents the restatement of the Company's fiscal 1999 historical statement of operations to reflect Trex Medical's results as discontinued operations. These restated results are subsequently adjusted to present the pro forma results of operations assuming the sale of TCC had occurred at the beginning of fiscal 1999.

                                                                      FORM 8-K

                             THERMOTREX CORPORATION

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                        Fiscal Year Ended October 2, 1999
                                   (Unaudited)

                              Restatement for Discontinued Operations
                              ---------------------------------------
                              ThermoTrex,  Discontinued   ThermoTrex,               Pro Forma
                               Historical    Operations  As Adjusted   Less: TCC  Adjustments    Pro Forma
                                                 (In thousands except per share amounts)

   Revenues                       $ 346,147     $ 238,150     $ 107,997     $  49,574     $      -    $  58,423
                                  ---------     ---------     ---------     ---------     --------    ---------

   Costs and Operating
   Expenses:
    Cost of revenues                260,050       166,398        93,652        31,806            -       61,846
    Selling, general, and           103,236        69,162        34,074        12,591            -       21,483
      administrative expenses
    Research and development         39,702        32,391         7,311         3,627            -        3,684
      expenses
    Restructuring and unusual        76,620         9,890        66,730         3,400            -       63,330
      costs                       ---------     ---------     ---------      --------     --------    ---------

                                    479,608       277,841       201,767        51,424            -      150,343
                                  ---------     ---------     ---------      --------     --------    ---------

   Operating Loss                  (133,461)      (39,691)      (93,770)       (1,850)           -      (91,920)

   Interest Income                    5,799           562         5,237           400        2,535        7,372
   Interest Expense                  (8,662)         (213)       (8,449)            -            -       (8,449)
   Equity in Loss on Joint Ventures    (200)            -          (200)            -            -         (200)
   Other Expense                     (5,897)         (231)       (5,666)            -            -       (5,666)
                                  ---------     ---------     ---------      --------     --------    ---------

   Loss from Continuing            (142,421)      (39,573)     (102,848)       (1,450)       2,535      (98,863)
    Operations Before Income
    Taxes and Minority Interest
   Income Tax (Provision) Benefit    10,687        11,978        (1,291)         (876)        (963)      (1,378)
   Minority Interest Income           7,906         7,996           (90)          (90)           -            -
    (Expense)                     ---------     ---------     ---------      --------     --------    ---------

   Loss from Continuing           $(123,828)    $ (19,599)    $(104,229)     $ (2,416)    $  1,572    $(100,241)
    Operations                    =========     =========     =========      ========     ========    =========

   Basic and Diluted Loss per     $   (6.24)                  $   (5.25)                              $   (5.05)
    Share from Continuing         =========                   =========                               =========
    Operations

   Basic and Diluted Weighted        19,851                      19,851                                  19,851
    Average Shares                =========                   =========                               =========



                                                                    FORM 8-K

                             THERMOTREX CORPORATION

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                       Three Months Ended January 1, 2000
                                   (Unaudited)
                                                                                    Pro Forma
                                                         ThermoTrex    Less: TCC  Adjustments   Pro Forma
                                                            (In thousands except per share amounts)

   Revenues                                                $21,029      $11,599       $    -      $ 9,430
                                                           -------      -------       ------      -------

   Costs and Operating Expenses:
    Cost of revenues                                        15,784        7,730            -        8,054
    Selling, general, and administrative expenses            5,292        2,679            -        2,613
    Research and development expenses                        1,612          948            -          664
    Restructuring and unusual costs                            286            -            -          286
                                                           -------       ------       ------      -------

                                                            22,974       11,357            -       11,617
                                                           -------       ------       ------      -------

   Operating Income (Loss)                                  (1,945)         242            -       (2,187)

   Interest Income                                           1,396           34          641        2,003
   Interest Expense                                         (2,114)           -            -       (2,114)
                                                           -------       ------       ------      -------

   Income (Loss) from Continuing Operations Before          (2,663)         276          641       (2,298)
    Income Taxes and Minority Interest
   Income Tax Provision                                       (185)        (109)        (244)        (320)
                                                           -------       ------       ------      -------

   Income (Loss) from Continuing Operations                $(2,848)      $  167       $  397      $(2,618)
                                                           =======       ======       ======      =======

   Basic and Diluted Loss per Share from Continuing        $  (.13)                               $  (.12)
    Operations                                             =======                                =======

   Basic and Diluted Weighted Average Shares                22,372                                 22,372
                                                           =======                                =======





                                       5

                                                                     FORM 8-K

                             THERMOTREX CORPORATION

                        PRO FORMA CONDENSED BALANCE SHEET
                              As of January 1, 2000
                                   (Unaudited)
                                                                                 Pro Forma
                                                      ThermoTrex   Less: TCC   Adjustments     Pro Forma
                                                                       (In thousands)

   ASSETS
   Current Assets:
    Cash and cash equivalents                           $  8,502      $   142      $ 48,700      $ 57,060
    Advance to affiliate                                  24,733        1,119             -        23,614
    Available-for-sale investments                        65,175            -             -        65,175
    Accounts receivable, net                              14,258        7,674             -         6,584
    Unbilled contract costs and fees                      13,401        7,884             -         5,517
    Inventories                                           12,198        7,694             -         4,504
    Deferred tax asset                                     4,495          834             -         3,661
    Prepaid expenses and other assets                      4,860           96             -         4,764
    Net assets from discontinued operations               91,987            -             -        91,987
                                                        --------      -------      --------      --------

                                                         239,609       25,443        48,700       262,866
                                                        --------      -------      --------      --------

   Property, Plant, and Equipment, at Cost, Net            8,172        6,882             -         1,290
                                                        --------      -------      --------      --------

   Prepaid Income Taxes and Other Assets                  16,083        5,246             -        10,837
                                                        --------      -------      --------      --------

   Cost in Excess of Net Assets of Acquired Companies     21,245       10,005             -        11,240
                                                        --------      -------      --------      --------

                                                        $285,109      $47,576      $ 48,700      $286,233
                                                        ========      =======      ========      ========





                                       6

                                                                  FORM 8-K

                             THERMOTREX CORPORATION

                  PRO FORMA CONDENSED BALANCE SHEET (continued)
                              As of January 1, 2000
                                   (Unaudited)
                                                                                    Pro Forma
                                                       ThermoTrex    Less: TCC   Adjustments     Pro Forma
                                                                         (In thousands)

   LIABILITIES AND SHAREHOLDERS' INVESTMENT Current Liabilities:
    Current maturities of long-term obligations          $    648      $    648      $      -      $      -
    Accounts payable                                        7,329         4,355             -         2,974
    Accrued payroll and employee benefits                   3,967         1,187             -         2,780
    Accrued restructuring costs                            17,317             -             -        17,317
    Payable for acquired company                            4,832             -             -         4,832
    Other accrued expenses                                 11,798         2,102         5,000        14,696
    Due to parent company and affiliated companies            232             -             -           232
                                                         --------      --------      --------      --------

                                                           46,123         8,292         5,000        42,831
                                                         --------      --------      --------      --------

   Deferred Income Taxes                                    1,972           154             -         1,818
                                                         --------      --------      --------      --------

   Deferred Lease Liability                                   195             -             -           195
                                                         --------      --------      --------      --------

   Long-term Obligations                                  203,988             -             -       203,988
                                                         --------      --------      --------      --------

   Common Stock Subject to Redemption                      40,500             -             -        40,500
                                                         --------      --------      --------      --------

   Shareholders' Investment:
    Common stock                                              233             -             -           233
    Capital in excess of par value                        109,515             -             -       109,515
    Accumulated deficit                                   (96,570)            -         4,570       (92,000)
    Treasury stock at cost                                (20,849)            -             -       (20,849)
    Accumulated other comprehensive items                       2             -             -             2
    Parent company investment                                   -        39,130        39,130             -
                                                         --------      --------      --------      --------

                                                           (7,669)       39,130        43,700        (3,099)
                                                         --------      --------      --------      --------

                                                         $285,109      $ 47,576      $ 48,700      $286,233
                                                         ========      ========      ========      ========





                                       7

                                                                       FORM 8-K

                             THERMOTREX CORPORATION

                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)
Note 1 - Pro Forma Adjustments to Pro Forma Condensed Statements of Operations (In thousands, except in text)

                                                                   Fiscal Year Ended    Three Months Ended
                                                                     October 2, 1999       January 1, 2000
                                                                                 Debit (Credit)

Interest Income
Interest income earned on $48,700,000 of cash
 received for the sale of TCC, net of $5,000,000 of related expenses, calculated using the 30-day Commercial Paper Composite Rate plus 50 basis points, or 5.80% in fiscal 1999 and 5.87% in the first three months of
 fiscal 2000                                                                  $(2,535)             $  (641)
                                                                              -------              -------
Income Tax Provision
Increase in the income tax provision as a result of
 an increase in interest income calculated at an
 effective income tax rate of 38%                                                 963                  244
                                                                              -------              -------

Note 2 - Pro Forma Adjustments to Pro Forma Condensed Balance Sheet

                                                                                           January 1, 2000
                                                                                           ---------------
                                                                                            Debit (Credit)

Cash and Cash Equivalents
Cash received for sale of TCC                                                                     $ 48,700
                                                                                                  --------

Other Accrued Expenses
Estimated accrued transaction costs, including legal
 fees, incentive payments, and severance payable
 following the sale                                                                                 (5,000)
                                                                                                  --------

Shareholders' Investment
Elimination of TCC's equity account and excess of cash                                             (43,700)
 received over parent company investment in TCC                                                   --------



                                       8


                                                                      FORM 8-K

                             THERMOTREX CORPORATION
Item 7. Financial Statements, Pro Forma Condensed Financial Information and Exhibits (continued)

(c)    Exhibits

2.1 Stock Purchase Agreement dated as of February 11, 2000, between the Registrant and MCK Communications Statutory Trust (filed as Exhibit
       2.2 to the Registrant's Quarterly Report on Form 10-Q filed February 15, 2000, and incorporated herein by reference).

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 25th day of February 2000.

                                        THERMOTREX CORPORATION



                                        By:  /s/ Paul F. Kelleher
                                             Paul F. Kelleher
                                             Chief Accounting Officer